STANDARD
                         OFFICE LEASE


PROPERTY:      TYCON TOWER I BUILDING

LANDLORD :     TYCON TOWER I INVESTMENT LIMITED PARTNERSHIP

TENANT:        INFOCALL COMMUNICATIONS CORP.


         Exhibit - 10.19


                          LEASE BETWEEN

           TYCON TOWER I INVESTMENT LIMITED PARTNERSHIP

                               AND

                  INFOCALL COMMUNICATIONS CORP.

                        TABLE OF CONTENTS
                        -----------------

SECTION                     TITLE                             PAGE
-------                     -----                             ----

  1.       PREMISES.......................................      3
  2.       TERM...........................................      3
  3.       RENT...........................................      4
  4.       OPERATING EXPENSES AND REAL ESTATE TAXES.......      4
  5.       PREPARATION OF PREMISES FOR TENANT'S OCCUPANCY..     6
  6.       ESTOPPEL CERTIFICATE............................     6
  7.       USE OF PREMISES.................................     6
  8.       ASSIGNMENT AND SUBLETTING.......................     7
  9.       MAINTENANCE BY TENANT...........................     8
  10.      HOURS OF OPERATION AND SERVICE .................     8
  11.      TENANT ALTERATIONS; INSTALLATION OF FIXTURES....     9
  12.      ADVERTISING.....................................    11
  13.      INSPECTIONS; ENTRY..............................    12
  14.      INSURANCE.......................................    12
  15.      DAMAGE TO PREMISES..............................    13
  16.      LIABILITY OF LANDLORD...........................    13
  17.      CASUALTY........................................    14
  18.      CONDEMNATION....................................    15
  19.      DEFAULT.........................................    15
  20.      SUBORDINATION...................................    20
  21.      JURY TRIAL......................................    20
  22.      HOLDOVER........................................    21
  23.      SUCCESSORS' OBLIGATION..........................    21
  24.      RULES AND REGULATIONS...........................    21
  25.      COVENANTS OF LANDLORD...........................    21
  26.      RESERVATION OF RIGHTS OF LANDLORD...............    21
  27.      SECURITY DEPOSIT................................    22
  28.      PARKING.........................................    22
  29.      MORTGAGEE APPROVAL..............................    22
  30.      GENDER..........................................    22
  31.      NOTICES.........................................    23


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                                              (Infocall communications Corp.)
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         Exhibit - 10.19


  32.      ESTOPPEL CERTIFICATES...........................    23
  33.      GOVERNING LAW...................................    24
  34.      COMMISSIONS.....................................    24
  35.      WAIVER OF BREACH................................    24
  36.      SEVERABILITY OF CLAUSES.........................    24
  37.      CAPTIONS FOR CONVENIENCE........................    24
  38.      DUPLICATE COUNTERPARTS ORIGINALS................    25
  39.      RECORDATION.....................................    25
  40.      EFFECTIVENESS...................................    25
  41.      RIGHT TO RELOCATE...............................    25
  42.      NO PARTNERSHIP..................................    25
  43.      TIME OF ESSENCE.................................    25
  44.      FORCE MAJEURE...................................    25
  45.      ENTIRE AGREEMENT................................    26
  46.      HAZARDOUS WASTES................................    26
  47.      JOINT AND SEVERAL LIABILITY.....................    26
  48.      CORPORATE TENANTS' FICTITIOUS NAMES.............    27
  49.      CONFLICTS.......................................    27
  50.      CONDITION PRECEDENT.............................    27


                             EXHIBITS

 Exhibit A   Floor Plan of the Premises
 Exhibit B   Form of Lease Commencement Addendum
 Exhibit C   Rules and Regulations of the Building
 Exhibit D   Parking Agreement



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         Exhibit - 10.19


                       GENERAL INFORMATION
                       -------------------

1.   Premises Telephone Number:_____________________

2.   Names and Addresses:________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

(a)  Address for Notices and Billing:


Name:____________________________________________________________
Address:_________________________________________________________
_________________________________________________________________
_________________________________________________________________

Home Telephone Number:___________________________________________
Office Telephone Number:_________________________________________

(b) Tenant, or if Corporation or Partnership, principal officer or partner:

Name:____________________________________________________________
Address:_________________________________________________________
_________________________________________________________________
_________________________________________________________________

Home Telephone Number:___________________________________________
Office Telephone Number:_________________________________________

(c)  Person to call in case of emergency:

Name:____________________________________________________________
Address:_________________________________________________________
_________________________________________________________________
_________________________________________________________________

Home Telephone Number:___________________________________________
Office Telephone Number:_________________________________________



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         Exhibit - 10.19


(d)  Guarantor:

Name:____________________________________________________________
Address:_________________________________________________________
_________________________________________________________________
_________________________________________________________________

Home Telephone Number:___________________________________________
Office Telephone Number:_________________________________________


(e)  Registered Agent, if Tenant is a Corporation

Name:____________________________________________________________
Address:_________________________________________________________
_________________________________________________________________
_________________________________________________________________

Home Telephone Number:___________________________________________
Office Telephone Number:_________________________________________

(f)  Accountant for Tenant:

Name:____________________________________________________________
Address:_________________________________________________________
_________________________________________________________________
_________________________________________________________________

Home Telephone Number:___________________________________________
Office Telephone Number:_________________________________________


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                                              (Infocall communications Corp.)
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         Exhibit - 10.19

                      STANDARD OFFICE LEASE
                      ---------------------

     THIS STANDARD OFFICE LEASE (the "Lease") is made 29th of
October, 1999,between TYCON TOWER I INVESTMENT LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord") and INFOCALL
COMMUNICATIONS CORP., a corporation authorized to do business in the Commonwealth of Virginia ("Tenant").

     WITNESSETH, that for and in consideration of the rent hereinafter reserved ad of the mutual covenants and agreements hereinafter set forth, Landlord and Tenant mutually agree as follows:

                           DEFINITIONS

     For purposes of this Lease, the Exhibits attached and made a part hereof and all agreements supplemental to this Lease, the following terms shall have the respective meanings as set forth in the following Section, subsection, paragraph and Exhibit references:

                                                          Reference

Additional Rent.....................................         3(c)
Alterations.........................................        11(a)
Base Rent...........................................         3(a)
Base Year...........................................         4(a)
Building............................................            1
Estoppel Certificate................................         6(d)
Event of Default....................................        19(a)
Force Majeure Event.................................           44
Hazardous Materials.................................           46
Insurance Premiums..................................         4(b)
Land................................................            1
Lease Commencement Date.............................         2(c)
Lease Expiration Date...............................         2(a)
Leasehold Improvements..............................            5
Monthly Base Rent...................................         3(a)
Mortgages...........................................        20(a)
Operating Expenses..................................         4(b)
Parking Facilities..................................        Ex. E
Plan................................................            5
Premises............................................            1
Property............................................            1
Proportionate Share.................................         4(d)
Real Estate Taxes...................................         4(d)
Rules and Regulations...............................        Ex. C


                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
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         Exhibit - 10.19


Security Deposit....................................           27
Square Footage Calculations.........................         4(f)
Taxes...............................................         4(b)
Term................................................         2(a)
Transfer............................................         8(a)
Utility Costs.......................................         4(b)









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         Exhibit - 10.19


      1. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord, for the Term (as hereinafter defined) and upon the covenants and conditions hereinafter set forth, the space (the "Premises" described as follows: Suite 640, consisting of 1,711 rentable square feet as shown on a floor plan attached hereto and incorporated herein by reference as Exhibit A, on the sixth floor in the office building located at 8000 Towers Crescent Drive, Vienna, Virginia, known as the Tycon Tower I Building (the "Building") located on a subdivided parcel of Land (the "Land"). The Premises, the Building, the Land, and the adjacent parking facilities are hereinafter sometimes referred to collectively as the "Property". Any premises Situated on the ground floor of the Building do not include the basement space below such premises and any premises Situated on the top floor of the Building do not include the roof of the Building.

    2.   TERM

         (a) Duration. The Term of this Lease (the "Term") shall be twelve (12) months. The Term shall commence on the Lease Commencement Date (as hereinafter defined) and shall terminate at 12:00 Midnight on the last day of the twelfth (12"') full calendar month following the Lease Commencement Date (the "Lease Expiration Date") or on such earlier date when said Term may be terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law.

         (b)  Partial Month Occupancy . If the Lease
Commencement Date occurs on a date other than the first day of a calendar month, the Term shall commence on such date and shall continue for the balance of such month and for a period of twelve
(12) full calendar months thereafter. In such event, rent shall be pro-rated for such fractional period of any partial month Tenant occupies the Premises.

         (c)  Lease Commencement Date. The term "Lease
Commencement Date" means the later of (i) November 1, 1999, or (ii) the date Landlord's representative certifies that the Premises are substantially completed. [strike-out of text in document].

         (d)  Early Possession.   If the Premises are
Substantially completed before November 1, 1999, Tenant may move into the Premises at that time and shall be subject to all the terms and conditions of this Lease except that Tenant shall not be required to pay rent until November 1, 1999, and the Lease
Commencement Date would be November 1, 1999.

         (e) Rule Against Perpetuities. If the rule against perpetuities would invalidate this Lease or any portion hereof, or would limit the time during which this Lease shall be effective, due to the potential failure of an interest in property created herein to vest within a particular time, then notwithstanding anything to the contrary herein, each such interest in property must vest, if at all, before the passing of twenty-one (21) years from the date of this Lease, or this Lease shall become null and void upon the expiration of such twenty-one (21) year period and


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         Exhibit - 10.19


the parties shall have no further liability hereunder.

     3.  RENT.

         (a) Base Rent. During the Term of this Lease, commencing on the date Landlord tenders possession of the Premises to Tenant, Tenant shall pay to Landlord for the Premises, without' notice or demand and without deduction, setoff or abatement, a minimum guaranteed annual base rent ("Base Rent") of the sum of Fifty-Five Thousand Six Hundred Seven and 50/100 Dollars ($55,607.50), payable in equal monthly installments ("Monthly Base Rent") in advance and subject to adjustment as set forth in subsection (b) of this Section 3. Tenant shall pay all rent to Landlord at Landlord's office, or to such other party or at such other address as Landlord may designate from time to time by written notice to Tenant. Tenant shall pay the rent on the first day of each and every calendar month during, the Term hereof, provided, however, that the Monthly Base Rent for the first month of the Term shall be due and payable at the time Tenant executes this Lease.

         (b) Rental Increase. If the Term is extended or renewed, the Monthly Base Rent shall be increased on the anniversary of the Lease Commencement Date of each year during the Term hereof, beginning in 2000, by three percent (3%) of the Monthly Base Rent for the month immediately preceding.

         (c) Additional Rent. Tenant shall pay as additional rent ("Additional Rent") the amount of any payments, charges or other amounts which Tenant is obligated to pay to Landlord under any of the provisions of this Lease, other than Base Rent.

         (d) Late Fees. Tenant shall pay to Landlord a late fee equal to three percent (3%) of the Monthly Base Rent if Landlord does not receive any such payment within seven (7) days of its due date. In addition, any such delinquent payment shall bear interest at the rate of eighteen percent (18%) per annum, provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum rate then allowed by law. All such late fees and interest claims shall be Additional Rent due hereunder and shall be payable with the next installment of Monthly Base Rent.

         (e) Square Footage Calculations. For the purposes of this Lease, the number of square feet of rentable area contained in the Premises is hereby deemed the equivalent of 1,711 rentable square feet (including a factor for common areas contained in the Building). Said square footage has been calculated in accordance with the WDCAR Standard Method of Measurement (Revised 1989).

    4.   OPERATING EXPENSES AND REAL ESTATE TAXES

         (a) Payments. If the Term is extended or renewed, Tenant shall pay, as Additional Rent, its proportionate share of any Operating Expenses (as hereinafter defined), in excess of the



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         Exhibit - 10.19


Operating Expenses for the calendar year 1999 (the "Base Year").
Tenant shall pay the increased in Operating Expenses as follows:

              (i) Commencing on June 1, 2000, and on January 1st of each calendar year thereafter, Tenant shall pay to Landlord, on the first day of each calendar month, an amount equal to one-twelfth (1/12) of Tenant's proportionate share of Landlord's reasonable estimate (as adjusted annually) of the amount that the Operating Expenses for the then current calendar year (or partial year in the event of 2000) exceeds the actual amount of such costs for the Base Year. Landlord's reasonable estimate of such increase for any calendar year shall not exceed fifteen percent (15%) of the Operating Expenses for the immediately preceding calendar year.

              (ii)   Within one hundred twenty (120) days
following the end of each calendar year, including the initial calendar year of the Lease, or as promptly thereafter as is reasonably feasible, Landlord shall furnish to Tenant a statement covering such year, certified as correct by an authorized representative of Landlord, showing the total Operating Expenses, the amount of Tenant's proportionate share of the same, and the payments Tenant made during such year. If Tenant's proportionate share of Operating Expenses exceeds Tenant's payments so Made, Tenant shall pay Landlord the deficiency ,within ten (10) days after Tenant's receipt of such statement. If Tenant's payments exceed Tenant's proportionate share, Tenant may offset the excess against Additional Rent payments next due Landlord hereunder, or, if this Lease has expired and Tenant has returned the Premises to Landlord and has made all payments called for in this Lease, Landlord shall refund the excess to Tenant.

         (b)  Included in Operating Expenses.  The term
"Operating Expenses" as used in this Lease means all expenses, costs, and disbursements of every kind and nature which Landlord pays or becomes obligated to pay in connection with the ownership, maintenance, and/or operation of the Property. By way of example, but without limitation, Operating Expenses include the costs of wages, salaries, bonuses, fringe benefits (including pension payments) and uniforms (including cleaning costs) for all employees engaged in the operation, maintenance or repair of the Property; Taxes (as hereinafter defined); Utility Costs (as hereinafter defined); Insurance Premiums (as hereinafter defined); repairs, security, maintenance, painting, and cleaning of the Property and supplies necessary therefor; cleaning of windows and exterior curtain walls; snow removal, and other service contracts; general overhead, administrative expenses and management fees (including an amount equal to the fair market value of any onsite manager's office); legal, accounting, and other professional fees and disbursements incurred in operating and managing the Property; decorations; exterior and interior landscaping; and any other costs, charges and expenses which, under generally accepted accounting and management principles, are regarded as maintenance and operating expenses. The term "Taxes" means utility taxes, social Security, unemployment and other payroll taxes and license fees, and any Real Estate Taxes. The term "Real Estate Taxes" means all general or special real estate, ad valorem, or metropolitan district taxes and other taxes (whether regular or special), levies, benefit charges and any other liens, impositions or charges levied against the Property by any governmental or quasi-governmental authority, or any taxes or assessments which may be levied on the Property in lieu of or in addition to Such taxes, or levied on the rentals from the Property, or levied on Landlord as a result of the use, ownership or operation of the Property.



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         Exhibit - 10.19


The term "Insurance Premiums" means premiums paid to keep in force fire, casualty, hazard, liability, plate glass, rental interruption, worker's compensation or other insurance upon any or all of the Property. The term "Utility Costs" means the Landlord's costs for electricity (except as may be directly billed to tenants of the Building), water, sewerage, gas, and other fuel and utilities.

         (c)  Excluded from Operating Expenses. Operating
Expenses do not include any of the following: expenses for capital improvements made to the Property except those "expenses (which shall be amortized on a straight-line basis over the useful life of each such item) which are incurred in order to decrease the overall Operating Expenses for the Property or are included for the general operation or maintenance of the Property; expenses for painting, redecorating, or other work which Landlord performs for any tenant of the Building; [strike-out of text in document]; interest, amortization, or other payments on loans to Land lord, or any costs connected with refinancing of such loans; charges for depreciation of the Building or other improvements; ground rent payments; real estate brokerage fees and commissions; space planning fees and commissions; advertising and marketing costs; Landlord's estate, trust, gift or income taxes; and any Operating Expenses which are paid by any tenant directly to the provider of the service or for which Landlord is reimbursed directly by a tenant.

         (d) Proportionate Share. The term "proportionate share" as used in this Lease means that fraction having, as a numerator the number of square feet of rentable area contained in the Premises, and as a denominator 403,684 square feet. Tenant's proportionate share figure are Subject to adjustment throughout the Term as the figures used in calculating proportionate share change due to expansion or reduction of the Premises or changes in the size or layout of the Building.

         (e)  Adjustment for Partial Occupancy.  If less than
95% of the rentable area contained in the Building is occupied during any year, adjustments shall be made in computing Operating Expenses so that the Operating Expenses for such year will be computed as though 95% of the rentable area in the Building were so Occupied. Only those component expenses affected by variation in occupancy levels shall be grossed up.

    5. PREPARATION OF PREMISES FOR TENANT'S OCCUPANCY. Tenant shall accept the Premises in "AS IS", "WHERE IS" condition, with all faults. Landlord shall not be obligated to perform any leasehold improvements (the "Leasehold Improvements") in or to the Premises. Any Leasehold Improvements Tenant requires to the Premises shall be made at Tenant's sole expense and in accordance with Section 11 of this Lease.

    6. ESTOPPEL CERTIFICATE. Promptly after Landlord tenders to Tenant possession of the Premises, Landlord and Tenant shall execute an Estoppel Certificate in the form attached hereto as Exhibit B, which certificate shall set forth the actual Lease Commencement Date.

    7. USE OF PREMISES. Tenant shall continuously throughout the Term use and occupy the Premises solely for general office use consistent with the character of a first-class office building in the Washington, D.C. Metropolitan area. Tenant shall not use the Premises or any other portion of the Property for any unlawful


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         Exhibit - 10.19


purpose. Tenant, at Tenant's expense, shall comply at all times during the Term with all present and future laws, ordinances, regulations, and orders of the United States of America, Commonwealth of Virginia, County of Fairfax and any other public or quasi-public authority having jurisdiction over the Premises, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, and Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters all zoning and other land use matters and utility availability. As to access to the Premises and the Property, Landlord shall [illegible] during the Term with all present and future laws, ordinances, regulations, and orders of said authorities concerning persons with disabilities.

    8.   ASSIGNMENT AND SUBLETTING.

         (a) Restriction on Assignment and Subletting. Tenant acknowledges that Landlord has entered into this Lease because of Tenant's financial strength, goodwill, ability and expertise and that, accordingly, this Lease is personal to Tenant. Tenant agrees for itself and for its successors and assigns in interest hereunder that it shall not assign, transfer, mortgage, or otherwise encumber all or any part of this Lease, or sublet, rent, or permit occupancy or use of all or any part of the Premises (each of which is referred to for purposes of this Section as a "Transfer"), without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld. In addition, no Transfer of this Lease or the right of occupancy hereunder may be affected by operation of Law, including, but not limited to, sale of a majority of outstanding stock in Tenant or a majority' partnership interest in Tenant, as the case may be, or in any manner other than with Landlord's prior written consent, which consent shall not be unreasonably withheld. No Transfer, regardless of Neither Landlord's consent has been granted or withheld, shall be desired to release Tenant from any of its obligations hereunder. If any Transfer occurs, Tenant shall remain fully and primarily liable to perform all the terms, covenants and conditions of this Lease, including, without limitation, the covenant of Tenant to pay Base Rent and Additional Rent to Landlord. Before the commencement date of the sublease or assignment following any Transfer, Tenant shall provide Landlord with a duplicate original sublease, duly executed by Tenant and the Subtenant, or instrument of assignment duly executed by Tenant and the assignee in which such assignee shall agree to assume, observe, perform, and to be personally bound by, all of Tenant's obligations under this Lease and Tenant shall agree therein to remain primarily and fully liable for such obligations. Any consent granted shall not be construed to relieve Tenant from the obligation to obtain Landlord's written consent to any further Transfer. If Landlord consents to a Transfer and accepts the payment of rent or the performance and observance of any of the terms and conditions of this Lease from any Transferee such acceptance shall not be construed as waiving or releasing Tenant from liability hereunder to pay rent or to perform and observe any of the terms and conditions of this Lease. Any person to whom any Transfer is attempted without Landlord's prior written consent shall have no claim, right or remedy whatsoever against Landlord, and Landlord shall have no duty to recognize any person or entity claiming under or through the same.

         (b) Notice Requirements. If Tenant desires to assign or sublet all or a portion of the Premises, Tenant shall request, in writing, at least sixty (60) days before the intended effective (late of the proposed assignment or subletting, Landlord's consent, which request shall include the name, address and a current financial statement of the proposed subtenant or assignee, and a copy of the proposed assignment or Sublease, specifying, among other items, the proposed use, the Term and the rent. In such


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                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
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         Exhibit - 10.19


event, Landlord shall have the option to (i) sublet such portion of the Premises from Landlord for the term of the proposed assignment or sublease at the Monthly Base Rent set forth herein, or (ii) terminate this Lease for the affected portion of the Premises, as of the effective date of the proposed sublease or assignment. Within sixty (60) (days after receipt of said notice, together with all of the required information, Landlord shall give written notice to Tenant, stating whether Landlord approves or disapproves the proposed assignment or sublease, or whether Landlord shall exercise its option to sublet or terminate as set forth above.

         (c) Tenant Default. If Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from Tenant's Transferee and authorizes each such Transferee to pay said rent directly to Landlord.

         (d) Termination of Rights. Upon any Transfer of this Lease, all option rights, renewal or extension rights, rights of refusal and expansion rights shall terminate and be of no further force or effect. Further, Tenant shall not have the right to exercise any such options or rights unless Tenant occupies the Premises and is not in default hereunder at the time of exercise.

    9. MAINTENANCE BY TENANT. Tenant shall, at its sole cost and expense, maintain the Premises (including interior surfaces of walls, ceilings, floors, doors, and interior glass partitions) and fixtures and equipment therein in safe and sanitary condition and in good order and repair, cause no waste or injury thereto, and will, at the expiration or other termination of this Lease, Surrender the Premises to Landlord, broom clean, in the same order and condition that the Premises were in on the Lease Commencement Date, ordinary wear and tear excepted. Maintenance and repair of all equipment and/or fixtures within or for the exclusive benefit of the Premises, including, but not limited to, kitchen fixtures, special air conditioning equipment, bathroom fixtures, computers, or any other type of equipment or improvements, together with related plumbing, electrical, or other utility services, whether installed by Tenant or by Landlord on Tenant's behalf, shall be Tenant's sole responsibility, and Landlord shall have no obligation in connection therewith.

    10.  HOURS OF OPERATION AND SERVICE

         (a) Ordinary Services. The regularly scheduled hours of operation for the Building shall be 8:00 a.m. to 7:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m., Saturday (excepting the following holidays: New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day, and such other holidays as are observed by the federal government) (the "Building Standard Hours"). Landlord shall furnish heat or air conditioning (during those respective seasons of the year in which they are necessary) to or for the benefit of the Premises during the Building Standard Hours as, in Landlord's reasonable judgement, is required for the comfortable use and occupancy of the Premises, provided that Tenant complies with the recommendations of Landlord's engineer for the use and occupancy of the Premises. Landlord shall furnish reasonably adequate electric current; water for normal drinking, lavatory and cleaning purposes; necessary lavatory and cleaning supplies; automatically operated elevator service; and normal and usual cleaning and janitorial service after 6 p.m., Monday through Friday (except for the holidays listed above). Such utilities and


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         Exhibit - 10.19


services shall be furnished at Landlord's expense subject to the operation and effect of Section 4 above. Landlord and its agents shall not be liable to Tenant for a failure to furnish or for suspension, interruption or delay in furnishing any or all of such utilities or services, whether caused by breakdown, removal from service for maintenance or repair work, a Force Majeure Event, or any other cause or reason whatsoever. Any such failure or inability to furnish the utilities or services required hereunder shall not be construed as an eviction, actual or constructive, of Tenant from the Premises and shall not entitle Tenant to terminate this Lease or to an abatement of any rent payment hereunder.

         (b) Extra Services. Landlord is not obligated to provide to or for the benefit of the Premises any of the services referred to in Subsection (a) above other than during the Building Standard Hours and on the days referred to therein. If Tenant desires air conditioning or heat and/or other utilities or services beyond the Building Standard Hours and days as set forth above, and if a written request is made to the building manager not less than twenty-four (24) hours in advance of the requirement, Landlord shall make reasonable efforts to furnish such additional air conditioning or heat and/or other utilities or services to Tenant, and Tenant shall pay to Landlord as Additional Rent the additional costs of such services in an amount equal to Twenty-Five Dollars ($25.00) per hour for each one-half (1/2) floor of the Premises using such additional services on an overtime basis, within ten (10) days of receipt of a bill for such costs. If Tenant shall have failed to pay a previous' bill for such costs, or shall be in default of any other material provision contained in this Lease, Landlord may refuse to provide the requested extra service(s).

    11.  TENANT ALTERATIONS, INSTALLATION OF FIXTURES.

         (a) Restrictions on Alterations. Tenant shall not make or permit anyone to make any alterations (including paint, wall covering or carpeting), additions, Substitutions, changes, or improvements structural or otherwise, or to install any fixtures (hereinafter collectively referred to as "Alterations"), in or to the Premises or the Building without Landlord's prior written consent. Before commencing work on any Alterations, Tenant shall obtain Landlord's prior written approval of (x) the contractor(s) and subcontractor(s) selected to perform such work, and (y) comprehensive plans and specifications showing all the proposed Alterations, including detailed descriptions of the effect of the proposed Alterations on the mechanical and electrical systems of the Building. Landlord shall have the right to stop work on any Alterations if Landlord or its designated agent determines that the work is not being done (i) in a good and workmanlike manner, (ii) in compliance with all applicable laws, regulations and other requirements of governmental authorities, (iii) in accordance with the plans and specifications provided to Landlord, (iv) using new materials and installations, at least equal in quality to the original Building materials, free from any defects or deficiencies,
(v) in a way that avoids interfering with, or disturbing the quiet enjoyment of the other tenants, and (vi) with due diligence. In such event, Tenant shall promptly correct the problem(s) which gave rise to the work stoppage. If Tenant fails to make the necessary corrections within a time period determined by Landlord to be reasonable, then Landlord may, at its sole option, correct the problem(s), and complete the Alterations, and Tenant shall be liable for the costs Of Such action as Additional Rent. Tenant shall pay to Landlord or its designated agent reasonable inspection and engineering fees and allow Landlord or its designated agent to inspect the work from time to time during the period of


                                9
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


construction of all Alterations. In addition, Tenant shall furnish "as built" plans and specifications for all Alterations within a reasonable period of time after completion of the Alternations, and pay to Landlord or its designated agent a reasonable fee for updating the master reproducible Building blueprint to show the Alterations.

         (b) Conditions on Alterations. Before commencing construction of any Alterations consented to by Landlord, Tenant shall agree to obtain and deliver to Landlord written and unconditional waivers of mechanic's and materialman's liens upon the Property for all work, labor, and services to be performed, and materials to be furnished for such work, signed by all contractors, subcontractors, materialmen, and laborers to become involved in such work. If, notwithstanding the foregoing, any mechanic's or materialman's lien is filed against the Property for work claimed to have been done for, or materials claimed to have been furnished to Tenant, Tenant shall discharge such lien within ten (10) days thereafter, at Tenant's sole expense, by paying the amount of the lien or by filing a bond equal to 110% of the amount of the disputed claim with companies satisfactory to Landlord and as required by law. If Tenant elects to post a bond, it shall contest the validity of the lien diligently and in good faith. If Tenant fails to discharge any such mechanic's or materialman's lien, Landlord may, at its option, discharge the same and treat the cost thereof and any legal expenses incurred in connection therewith, as Additional Rent payable with the next due installment of Monthly Base Rent; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. The parties acknowledge and agree that any such Alterations shall be constructed on Tenant's behalf and at Tenant's sole expense, and Landlord's consent to such Alterations shall not be deemed Landlord's agreement to subject Landlord's interest in the Property to any mechanic's or materialman's liens which may be filed in respect of any such Alterations.

         (c) Tenant's Indemnification. Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, or damages to any person or property which may or might arise directly or indirectly by reason of making any such Alterations.
1.

         (d) Ownership of Alterations. Any and all Alterations to, and all other property (including wall-to-wall carpet and wall covering), in, or upon, the Premises shall, unless Landlord elects otherwise, become immediately on completion of their installation Landlord's property without payment therefor by Landlord and shall remain upon the Premises and be surrendered with the Premises at the expiration or termination of this Lease (including any renewal or extension period). If Landlord elects that Alterations made by Tenant be removed upon the expiration or termination of this Lease, Tenant shall cause the same to be removed at Tenant's sole expense, and shall restore the Premises to its original improved condition, ordinary wear and tear excepted, on or before the date this Lease expires or is terminated. If Tenant fails to remove the same or restore the Premises, Landlord may cause the Alterations to be removed and/or to restore the Premises at Tenant's expense, and Tenant shall pay to Landlord the Cost Of Such removal and/or restoration together with an), and all damages which Landlord may suffer and sustain because of Tenant's failure to remove the Alterations and/or restore the Premises as herein provided.



                                10
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


         (e) Ownership of Non-Fixtures. If Tenant is not in default in performing any of its obligations under this Lease, Tenant may remove, before the Term of this Lease expires or is terminated, all movable equipment, furniture or furnishings which are not affixed to the Premises or the Building and which were placed in the Premises at Tenant's expense, If Tenant fails to remove such property before this Lease expires or is terminated, unless the parties reach prior agreement to the contrary, the same shall become Landlord's property and shall be surrendered with the Premises as a part thereof, or, at Landlord's option, Landlord may cause the same to be removed and Tenant shall pay to Landlord the cost of such removal together with any and all damages that Landlord suffers and sustains because of Tenant's failure to comply with such obligation.

    12.  ADVERTISING.

         (a) Restriction on Advertising. Except as otherwise herein provided, Tenant shall not inscribe, paint or affix any sign, advertisement, display or notice to any part of the Property, except on the Building's directories and doors of Tenant's offices, and then only in such size, color and style as Landlord reasonably approves. Landlord shall have the right to prohibit any advertisement, or display of items by Tenant, wherever appearing, which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a first class executive office building. Upon written notice from Landlord, Tenant shall immediately refrain from and discontinue such advertisement. If Tenant violates the terms of this Section, Landlord may remove any sign, advertisement, display or notice and may charge Tenant as Additional Rent for any costs Landlord incurs in connection with such removal.

         (b) Building Directory. Landlord shall display in the main lobby of the Building, a building, directory listing Tenant. The directory shall be maintained and updated throughout the Term of this Lease. After the initial listing, Tenant shall pay Landlord as Additional Rent Landlord's cost of updating the directory on behalf of Tenant.

    13. INSPECTIONS, ENTRY. Tenant shall permit Landlord, its agents or employees, to enter the Premises at all reasonable times to (a) examine, inspect or protect the Premises; (b) prevent damage to the Premises and/or to any other portion of the Building; (c) make such alterations, additions, improvements and repairs to the Building as Landlord deems necessary or desirable, or to the Premises as may be required by any governmental agency; or (d) exhibit the Premises to prospective tenants during the last six (6) months of the Term of this Lease, or any renewal or extension period, or to prospective purchasers of the Building, or any portion thereof, at any time. None of the above shall be construed as an actual or constructive eviction, of Tenant. The rent reserved shall not abate while such alterations, additions, improvements or repairs are being made, or because of such entries or inspections. Landlord shall use reasonable efforts to minimize disruption to Tenant's business because of such activities, and unless doing so is impractical or unreasonable because of an emergency, shall give Tenant prior notice of its intention to enter the Premises.


                                11
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


    14.  INSURANCE.

         (a) Increase in Risk. Tenant shall not conduct or permit to be conducted any activity nor shall Tenant place any equipment in or about the Premises or the Property which will, in any way, increase the rate of, or cause the cancellation of, any policy of insurance of any kind covering any or all of the Property or any liability of Landlord in connection therewith. If any insurance company or the applicable insurance rating bureau states that any increase in the rate of insurance is due to any activity or equipment of Tenant in or about the Premises or the Property, such statements shall be conclusive evidence that the increase in such rate is due to such activity or equipment, and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor upon demand. Any such sum due Landlord shall be Additional Rent payable hereunder. If any activity, equipment or improvement done, installed or constructed by Tenant in or to the Premises shall violate any requirements of Landlord's insurer(s), Tenant shall take prompt action to comply with such regulation at Tenant's sole expense.


         (b) Insurance to be Maintained by Tenant. Tenant shall maintain at its sole expense throughout the Term the following:

              (i) Commercial general liability insurance with a minimum combined single Iii-nit of at least $1,000,000 per occurrence, including bodily injury and property damage occurring within the Premises or arising out of the use thereof by Tenant or its agents, employees, officers or invitees, visitors and guests. If this insurance applies to more than one location of the insured, then a per location endorsement must be attached to the policy;

              (ii) All Risk Property Coverage or its equivalent form for the full replacement value of tenant's personal property;

              (iii) Business income insurance. Business income is defined as (a) net income, net profit or loss before income taxes that would have been earned or incurred; and (b) Continuing normal operating expenses, including payroll, incurred;

              (iv) Worker's Compensation insurance to the fullest extent required under the laws of Virginia; and Employer's
Liability insurance with a single limit of at least S500,000 for each accident, at least $500,000 disease-policy limit, and at least $500,000 disease limit for each employee; and

              (v) Excess Liability insurance in an amount of not less than S5,000,000,

         (c) Insurance Requirements. Said insurance shall be underwritten by a company or companies licensed to do business in the Commonwealth of Virginia and rated not lower than "Class A-VIP, as rated in the most recent edition of the Alfred M. Best Company, Inc.'s Key Rating Guide for insurance companies, and shall be in minimum amounts as set forth in Section 14(b) of this Lease. Such liability insurance policy shall name Landlord and Landlord's designated management agency (and, at Landlord's request, any holder of a Deed of Trust or Mortgage) as additional insureds, as



                                12
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


their interests may appear, and shall contain an endorsement that said insurance shall remain in full force and effect notwithstanding that the insured has waived its right of action against any party before the occurrence of a loss. A current Certificate of Insurance from such insurer shall be delivered to Landlord's agent not less than thirty'(30) days before the Lease Commencement Date and renewals thereof shall be delivered to Landlord's agent not less than thirty (30) days before the expiration of any such policy. Each policy shall contain an endorsement prohibiting its cancellation before the expiration of thirty (30) days after written notice to Landlord of such proposed cancellation and shall include an endorsement stating that said insurance shall remain in full force and effect notwithstanding the fact that the insurer has waived its right of subrogation before the occurrence of a loss.

         (d) Mutual Waiver of Subrogation. Whenever (1) any loss, cost, damage, or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease, or anyone claiming, by, through, or under it in connection with the Premises, and (2) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage, or expense or is required under this Lease to be so insured, then the party so insured (or so required) hereby releases the other party from any liability said other party may have because of such loss, cost, damage or expense to the extent of any amount recovered because of such insurance (or which could have been recovered had such insurance been carried as so required) and waives any right of subrogation which might otherwise exist in or accrue to any person On account thereof

    15. DAMAGE TO PREMISES. All damage to the Premises, including but not limited to damage to carpeting, wall finishes, and other Leasehold Improvement, or to the common areas, in any way caused by Tenant or its agents, employees, contractors, visitors, guests and invitees, shall be repaired at Tenant's expense. If any such damage occurs, Landlord shall make such repairs as are necessary, and Tenant shall pay any charge, costs or damages Landlord so incurs. Such charges, costs or damages shall be Additional Rent, payable with the next due installment of Monthly Base Rent. This provision shall be construed as an additional remedy granted to Landlord, not to limit any of Landlord's other rights and remedies.


    16.  LIABILITY OF LANDLORD.

         (a) Tenant's Property and Person. All Tenant's property contained in the Premises shall be and remain there at Tenant's sole risk. Landlord, its agents and employees shall not be liable under any circumstances for any accident or damage to Tenant's property. Landlord, its agents and employees shall not be liable under any circumstances for any interruption or loss of Tenant's business. Landlord, its agents and employees shall not be liable for any personal injury to Tenant arising from the use, occupancy and/or condition of the Premises. For the purpose of this Section, the term "Tenant" includes Tenant, its agents, employees, contractors, visitors, guests and invitees.

         (b) Indemnification of Landlord. Tenant shall indemnify and hold Landlord and its agents and employees harmless from and against all loss, damage, liability, cost or expense (including attorneys fees) incurred, Suffered, or claimed against Landlord, directly or indirectly, by any person or entity or by


                                13
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


reason of injury, loss, or damage to any person, property or business based on, arising out of, or resulting from any default hereunder by Tenant, or from Tenant's wilful misconduct, negligence or unlawful use of the Premises or the Property or anything therein, including water, steam, electricity, or other facilities or equipment. Landlord, its agents and employees assume no liability or responsibility whatsoever for the conduct or operation (if the business, Tenant conducts in the Premises, and they shall not be liable for any accident or injury to any person or property that the conduct or operation of Tenant's business causes. Tenant shall indemnify and hold harmless Landlord, its agents and employees, against all such claims.

         (c)  Non Recourse Liability. Tenant agrees that if
Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against Landlord's estate and interest in the Property; in no event shall any other assets of Landlord, or of any partner of Landlord or any other person or entity be available to satisfy, or be subject to, such judgment, nor shall any partner of Landlord or any other person or entity be held to have any personal liability for satisfaction of any claims or judgments that Tenant may have against Landlord and/or any partner of in such partner's capacity as a partner of Landlord.

    17.  CASUALTY.

         (a) Partial Destruction. If the Premises are partially destroyed due to fire or other casualty during the Term of this Lease, Landlord shall diligently proceed to repair and restore the Premises Substantially to their condition before Such casualty, taking into account the time Landlord requires to effect a settlement with its insurance company, and to procure any insurance proceeds. However, Landlord shall not be obligated to repair, restore or replace any fixtures, improvements, furniture or other property Tenant owns or installs. If the restoration of the Premises is not substantially completed within one hundred and fifty (150) days of the date of the casualty, Tenant may terminate this Lease by giving Landlord thirty (30) days notice thereof unless within such thirty (30) day notice period Landlord substantially completes restoring the Premises in which event
Tenant's notice shall become ineffective and void. During the period that Tenant is deprived of the use of the damaged portion of the Premises, the rent for the remainder of the Premises shall be that portion of the total rent which the area remaining that can be Occupied bears to the total area of the Premises. Except as set forth above, no compensation or claim or abatement of rent shall be allowed or paid by Landlord because of inconvenience, annoyance or injury to Tenant's business, arising from the repair of the Premises or the Property.

         (b) Substantial Destruction. If during the Term of this Lease the Premises or the Building are so damaged by fire or other casualty that either one is rendered substantially unfit for occupancy, to be reasonably determined by Landlord, then Landlord may elect to terminate this Lease as of the date Of Such casualty, by giving written notice thereof to Tenant within sixty (60) days after such date, in which case the rent and Additional Rent shall be apportioned and paid to the date of said fire or other casualty. If there is damage to or destruction of the Building that exceeds twenty-five percent (25%) of the replacement value at the Building or of the Land from any cause, whether or not the Premises are damaged or destroyed, Landlord shall have the right to terminate this Lease by written notice as set forth above.


                                14
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


         (c) Damage to Tenant's Property. Tenant acknowledges that Landlord shall not carry insurance of any kind on Tenant's furniture and furnishings, or on any fixtures or equipment removable by Tenant under the provisions of this Lease; and that Landlord is not obligated to repair any damage thereto or to replace the same. In addition, Landlord is not obligated to repair any damage or injury to, or to replace, any Leasehold Improvements or Alterations made or installed in the Premises.

    18.  CONDEMNATION.

         (a) Substantial Condemnation. Tenant agrees that if the entire or a substantial part of the Premises, or the use or occupancy thereof, are taken or condemned, for public or quasi-public use or purpose by any competent authority, or sold under the threat of condemnation to any competent authority, this Lease will terminate as of the date of any such taking and all rent payable hereunder shall be apportioned as of that date. Tenant shall have no claim against Landlord and shall have no claim or right to any portion of any award, damages or other compensation made to Landlord because of any such taking or condemnation, or sale under the threat of such a taking. Tenant hereby assigns to Landlord all of Tenant's rights, if any, to such awards, damages and compensation therefor. Upon Such condemnation or taking." the Term of this Lease shall terminate as of the date of such taking or condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease, Leasehold Improvements, the loss of profits or good will, or severance damages. Notwithstanding the foregoing, Tenant may pursue a separate claim against the condemning authority, provided that any award to Tenant does not diminish any award made to Landlord.

         (b) Partial Condemnation. If less than a Substantial part of the Premises is taken or condemned, the rent for the remainder of the Premises shall be that portion of the total rent which the area remaining that can be occupied bears to the total area of the Premises, effective on the date when title vests in Such governmental authority. The Lease shall otherwise remain in full force and effect. For purposes hereof, a substantial part of the Premises shall be considered to have been taken if more than one-third (1/3) of the rentable area of the Premises is rendered unusable as a result of such condemnation. Notwithstanding anything to the contrary herein contained, if twenty-five percent (25%) or more of the Building or of the Land is taken, condemned or sold under the threat of such a taking, Landlord may, at its sole option, terminate this Lease as of the date of the taking.

    19.  DEFAULT.

         (a) Events of Default. Each of the following shall constitute an "Event of Default" and breach of this Lease by
Tenant:

              (i) If Tenant fails to pay on the due date the Monthly Base Rent, Additional Rent or an), other monetary Sums required to be paid hereunder, and Tenant fails to cure such nonpayment within seven (7) days after receipt of written notice from Landlord; or

              (ii)  If Tenant abandons or vacates the Premises; or


                                15
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


              (iii) Tenant fails to take possession or the Premises within thirty (30) days following the date Landlord tenders possession of the Premises to Tenant; or

              (iv) If Tenant fails to observe or perform any of its obligations under the provisions of this Lease to be observed or performed by Tenant (except a term, covenant or condition, the observation or performance of which is otherwise dealt with in this section 19(a)), and, such failure continues for a period of thirty
(30) days after written notice thereof by Landlord to Tenant; provided, however, that if such default is nonmonetary and cannot reasonably be Cured within thirty (30) day period, then the default shall not be deemed to be uncured if Tenant commences to mire within thirty (30) day period from Landlord's notice and continues to prosecute diligently the completion of cure thereof within a reasonable time not to exceed ninety (90) days; or

              (v) If Tenant makes any general assignment or general arrangement for the benefit of creditors; if there is filed by or against Tenant a petition to have Tenant adjudged a bankrupt or if a petition for reorganization or arrangement is filed under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
days); if a trustee or receiver is appointed to take possession of all or substantially all of Tenant's interest in this Lease, if all or substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease are attached, executed upon or otherwise Subjected to other judicial seizure, where such seizure is not discharged within thirty (30) days; or if Tenant is generally not paying its debts as they become due; provided, however, in no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings; or

              (vi)   If Tenant fails to pay the Monthly Base
Rent or any Additional Rent on the due date thereof more than three (3) times during any calendar year (even if Tenant cures each such failure within the time provided in Subsection (i) above); or

              (vii) If a Transfer occurs in violation of any provision contained in this Lease.

         (b) Landlord's Rights and Remedies in Event of Default. If an Event of Default occurs, Landlord may at any time thereafter, in its sole discretion, without limiting Landlord's exercise of any other right or remedy Landlord has under this Lease, at law or in equity, because of such default or breach, exercise the following, rights:

              (i)    Landlord may terminate this Lease and
Tenant's right of possession of the Premises upon written notice to Tenant, effective on the date specified in such notice, and recover
(a) all damages to which Landlord is entitled under law, including, without limitation, all rental concessions, repair and alteration costs, brokerage commissions, legal fees and other expenses of reletting the Premises; or (b) the total amount of Base Rent and Additional Rent payable under this Lease from the date of termination until the Lease Expiration Date. Upon such termination,


                                16
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


every obligation of the parties shall cease as of the date of termination, except that Tenant shall remain liable to pay all rent and other sums accrued up to the date of termination or recovery of possession by Landlord, whichever is later, and to perform all terms and obligations of this Lease which expressly survive termination hereof. The notice of termination provided hereunder shall operate as a notice to quit, and Tenant waives any other notice to quit or notice of Landlord's intention to re-enter the Premises; or

              (ii) Without terminating this Lease and without entering into possession of the Premises, Landlord may continue this Lease in effect and to enforce all Landlord's rights and Tenant's obligations hereunder, including filing suit to collect Monthly Base Rent, Additional Rent, and all other Sums due hereunder as they accrue (including attorneys' fees and other damages). Acts of maintenance or preservation, efforts to relet the Premises, or appointing a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of this Lease or Tenant's right to possession hereunder; or

              (iii) Without terminating this Lease, Landlord may reenter and retake possession of the Premises and any and all Leasehold Improvements from Tenant by summary proceedings or otherwise, and remove, or cause to be removed, Tenant or any other occupants from the Premises in such a manner as Landlord deemed is appropriate, with or without legal process and using self-help, if deemed appropriate by Landlord. The commencement and prosecution of any action by Landlord in unlawful detainer, ejectment or otherwise, or any execution of any judgment or decree obtained in any action to recover possession of the Premises, or any other re-entry and removal, shall not constitute a termination of this Lease, and shall not be deemed to have absolved or discharged Tenant from any of its obligations or liabilities for the remainder of the Term, nor shall Landlord be liable for the prosecution therefor, or be deemed guilty of any trespass. Tenant shall, notwithstanding any such entry or re-entry, remain liable to pay rent and perform the other covenants, conditions and agreements by Tenant to be performed as set forth in this Lease. Thereafter, Landlord shall have the right, and shall use reasonable efforts, to relet the Premises for Tenant's account, in whole or in part, or together with other space, for such Term or Terms (which may be greater or less than or equal to the unexpired portion of the Term) upon such provisions (including concessions) and for such rental as Landlord in its sole discretion determines appropriate, and to collect and receive said rental. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, any failure of Landlord to relet the Premises or any failure of Landlord to collect all rent due upon such reletting. If and when the Premises are relet a sufficient sum is not realized from such reletting, after paying all Landlord's expenses of reletting (including, without limitation, rental concessions, brokerage commissions, legal fees, repairs and alterations), to satisfy Tenant's obligations to pay Monthly Base Rent and Additional Rent hereunder, Tenant shall pay any deficiency to Landlord on demand. Tenant shall have no right to any excess rent that Land lord recovers because of such reletting. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless Such notice specifically so states. Landlord reserves the right following any such re- entry and/or reletting to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in said notice.



                                17
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


              (iv) Landlord may, but shall not be obligated, remove from the Premises all or any part of any personal property located therein and to sell such property and apply the proceeds to any damages Landlord incurs, or to place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof, without liability therefor.

              (v) Landlord may cure such Event of Default in any other manner, in which event Tenant shall reimburse Landlord for all expenses Landlord incurs in doing so, plus interest thereon at rate of eighteen percent (18%) per annum, or the maximum rate permitted by law, whichever is less, which expenses and interest shall be Additional Rent payable by Tenant immediately upon Landlord's demand.

              (vi) In addition to the foregoing, Landlord may recover from Tenant as damages any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result there from, including without limitation, commissions, advertising costs, costs of Leasehold Improvements, costs of making any alterations or repairs in the Premises and reasonable attorneys' fees, and, to the extent permitted by law, the value and/or cost of all concessions to Tenant under this Lease (including without limitation, rental abatements, allowances, and assumption of rental obligations to third parties); and

              (vii) Landlord may pursue any individual remedy or any combination of the remedies set forth in this subsection (b).

         (c) Legal Action. Landlord may, at its election, bring., a suit or suits to recover the amounts and damages set forth above, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the Term hereof would have expired by limitation had there been no such default by Tenant or no such termination, as the case may be. Each right and remedy provided for in this Lease is cumulative and in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude Landlord's simultaneous or later exercise of any and all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. Landlord may also recover from Tenant all costs Landlord incurs in collecting any amounts or damages Tenant owes pursuant to the provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney.

         (d) Injunctive Relief. If Tenant breaches or threatens to breach any of the covenants or provisions of this Lease, Landlord shall have the right of injunctive relief and the right to invoke any remedy allowed at law or in equity; and in such event Landlord shall be entitled to recover from Tenant, payable as Additional Rent hereunder, any and all reasonable expenses Landlord incurs in its efforts to secure such injunctive relief or other remedy at law or in equity, such as Court costs and attorneys' fees.


                                18
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


         (e) Independent Obligations. If Landlord commences any proceeding for non- payment of rent, or any other payment of any kind to which Landlord is entitled or which it may claim hereunder, Tenant shall not interpose any counterclaim or set-off of whatever nature or description in any such proceeding, the parties hereto specifically agreeing that Tenant's covenants to pay rent or to make any other payments required of it hereunder are independent of all other covenants and agreements herein contained, provided, however, that this shall not be construed as a waiver of Tenant's right to assert such a claim in any separate action brought by Tenant. Tenant further waives any right or defense which it may have to claim a merger, and neither the commencement of any action or proceeding, nor the settlement thereof, nor entering of judgment therein, shall bar Landlord from bringing subsequent actions or proceedings from time to time. Tenant expressly waives any and all right of redemption granted by or under any present or future laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises because Tenant violates any of the covenants and conditions of this Lease, or otherwise.

         (f) Compromise or Settlement. If legal proceedings are instituted hereunder, and a compromise or settlement thereof is made, it shall not be constituted as a waiver of any subsequent breach of any covenant, condition or agreement herein contained.

         (g) Acceptance of Payment. No payment by Tenant or receipt by Landlord of a lesser amount than the Monthly Base Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent then due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy.

         (h) Repudiation. If, before the commencement of the Term of this Lease, Tenant notifies Landlord of, or otherwise unequivocally demonstrates an intention to, repudiate this Lease, Landlord may, at its option, consider such anticipatory repudiation a breach of this Lease. In addition to any other remedies available to it hereunder or at law or in equity, Landlord may retain all rent paid upon execution of the Lease, and the Security deposit, if any, to be applied to damages of Landlord incurred as a result of such repudiation, including, without limitation, attorneys' fees, brokerage fees, costs of re-letting and loss of rent. The parties agree that for the purpose of calculating Landlord's damages, in a building which has other available space at the time of Tenant's breach, Landlord shall have no obligation to rent the Premises before other space in the Building.

         (i) Landlord's Lien. Landlord shall have a lien upon Tenant's property in the Premises during the Lease Term for the amount of any unpaid rent or other sum due from Tenant hereunder. Landlord shall have the right and privilege, at its sole option and discretion, to take possession of all Tenant's property in the Premises, to store the same in the Premises, or to remove it from the Premises and store it in such place as Landlord may select, at Tenant's risk and expense, in accordance with Such lien and of any rights of distraint Landlord may possess against Tenant's property. Provided, however, so long as Tenant is not in default hereunder, Landlord will Subordinate the lien set forth in this subsection (i) to any purchase money financing or personal property leases requested by Tenant.


                                19
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


    20.  SUBORDINATION

         (a) Subordination of Lease. This Lease is subordinate to the lien, operation and effect of all ground leases, deeds of trust, mortgages, and/or other similar instruments of encumbrance (herein each referred to for the purposes of this Section 20 as "Mortgages") which may now or hereafter affect this Lease or the Property, to all funds and all indebtedness intended to be secured by such Mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof This clause shall be self-operative and no further instrument of subordination shall be necessary to effect the subordination of this Lease to the lien of any such Mortgage. In confirmation of such Subordination, Tenant shall, within five (5) days of the written request of Landlord or the holder of any Mortgage, execute promptly any further instruments requested. Tenant constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instruments for or on Tenant's behalf if Tenant fails to execute and deliver such instrument(s) within said five (5) day period.

         (b) Foreclosure. If any proceeding is instituted to terminate or to foreclose upon any Mortgage to which this Lease is subordinate, the ground lessor, purchaser, assignee or other successor to Landlord's rights shall have the option to terminate or cancel this Lease. If this Lease is not so terminated or cancelled, Tenant shall attorn o the purchaser at the foreclosure sale and shall recognize such purchaser as the landlord pursuant to this Lease. Upon request by such purchaser, Tenant shall execute and deliver an instrument or instruments confirming its attornment.

         (c) Modifications Required by Lender. If any lender providing any financing for the Building requires, as a condition of that financing, that modifications to the Lease be obtained, and provided that the modifications do not increase the rent and other sums to be paid by Tenant hereunder nor materially affect Tenant's use of the Premises, Landlord may submit to Tenant a written amendment to the Lease incorporating the required changes, and Tenant shall execute, acknowledge and deliver such amendment to Landlord within five (5) days of Tenant's receipt thereof.

         (d) Subordination of Mortgage to Lease. Anything contained in the provisions of this Section to the contrary notwithstanding, the holder of any Mortgage may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining Tenant's consent thereto, by giving Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation, and thereafter such Mortgagee shall have the same rights, as to this Lease as it would have had, were this Lease executed and delivered and/or recorded before the execution of such Mortgage.

    21. JURY TRIAL. The parties waive the right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters, whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.


                                20
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


    22. HOLDOVER. If Tenant remains in the Premises after the Term ends or any earlier termination of this Lease without obtaining Landlord's prior written consent thereto, Tenant shall become a tenant-at-sufferance at double the Monthly Base Rent in effect during the last month of the term and shall be liable to Landlord for any damages Landlord suffers because of Tenant holding over. Provided however, at any time before Landlord's acceptance of rent from Tenant as a tenant-at-sufferance he 'reunder, Landlord, at its option, may re-enter ahd take possession, of the Premises without process, or by any legal process permitted under the provisions of this Lease or applicable law because of Tenant's occupancy of the Premises without having obtained such consent.

    23. SUCCESSORS' OBLIGATION. Landlord and Tenant agree that all rights, remedies and liabilities hereLinder given to or imposed upon either of the parties hereto shall extend to their respective heirs, Successors, executors, administrators and assigns subject to'the provisions of this Lease restricting assignnient or subletting by Tenant. Tenant acknowledges Landlord might not be in the future the owner of the fee interest in the Building and/or Land. The term "Landlord" as used in this Lease means only the then current owner or mortgagee in possession of the Building. Upon any sale, conveyance, assignment or other transfer by the then current Landlord hereunder to any party then, afterthe closing of such sale, conveyance, assignment orother transfer transaction, Land-lord whose interest is thus sold, conveyed, assigned or otherwise transferred shall be completely released and forever discharged from any and all covenants, obligations and liabilities of Landlord hereunder thereafter accruing.

    24. RULES AND REGULATIONS. Landlord may prescribe, in its sole discretion, reasonable rules and regulations, which in Landlord's reasonable judgment are necessary or appropriate for the general well-being, safety, order, care or cleanliness of the Property; provided, that the rules and regulations do not materially interfere with Tenant's use and enjoyment of the Premises. Tenant agrees that the rules and regulations shall be faithfully kept, observed and performed by Tenant, and by Tenant's agents, servants, employees, invitees, visitors, and guests. Any failure by Landlord to enforce any rule or regulation against any party shall not be deemed a waiver of such rule or regulation or of Landlord's further right to enforce the same. A copy of the rules and regulations in effect on the date of this Lease are attached hereto and incorporated herein by reference as Exhibit C.

    25. COVENANTS OF LANDLORD. Landlord covenants that it has the right to make this Lease for the Term, and that if Tenant is not in default or holding over in the Premises without Landlord's prior written consent after the Term ends or any earlier termination of this Lease, Tenant may, during the Term, peaceably and quietly occupy and enjoy the full possession of the Premises.

    26. RESERVATION OF RIGHTS OF LANDLORD. Landlord reserves to itself and its Successors and assigns the following rights (all of which are hereby consented to by Tenant): (i) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building and to make improvements, alterations, additions, installations, eliminations and changes to the Building, Land, parking facilities, or any part thereof, (ii) to erect use, and maintain pipes and conduits in and through the Premises; (iii) to grant to any one the exclusive right to conduct any particular


                                21
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


business or undertaking in the Building; (vi) to use and/or lease the roof areas, and the sidewalks and other exterior areas; and
(vii) to resubdivide any land on which the Building is located. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual', or constructive, or a distance or interruption of Tenant's use or occupancy of the Premises.

    27.  SECURITY DEPOSIT.

         (a) Amount of Security Deposit. Simultaneously with the execution of this Lease, Tenant has deposited with Landlord the sum of Nine Thousand Two Hundred Sixty-Seven and 92/100 Dollars ($9,267.92) to secure Tenant's payment and performance of all of Tenant's obligations, covenants, conditions and agreements under the Lease. Such sum shall not bear interest while being held by Landlord hereunder. Landlord's rights against Tenant upon an Event of Default shall in no way be limited or restricted by this security deposit.

         (b) Return of Security Deposit. After the Term ends, or any renewal or extension thereof, Landlord shall, provided that Tenant is not in default under the terms of this Lease, return such security deposit to Tenant, less such portion as Landlord shall have appropriated to cure any default by Tenant with respect to any of Tenant's obligations, covenants, conditions and agreements.

         (c) Default by Tenant. If Tenant defaults hereunder, Landlord may, but shall not be obligated, apply all or any portion of the 'security deposit to cure such default, in which event Tenant shall deposit promptly with Landlord the amount necessary to restore the security deposit to its original amount.

         (d) Sale or Transfer of Building. Upon the sale or transfer of Landlord's interest in the Building, Landlord may transfer the security deposit to such purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit.

    28. PARKING. The Parking Agreement which is attached hereto as Exhibit D and incorporated herein by reference sets forth the rights and obligations of the parties to use the parking facilities appurtenant to the Building. If Tenant defaults pursuant to said Parking Agreement, it shall be a default under this Lease, giving Landlord all the rights and remedies set forth in this Lease, together with any further rights under the law.

    29.  MORTGAGEE APPROVAL.

         [Deleted]

    30. GENDER. Feminine or neuter pronouns shall be substituted for the masculine form, and the plural shall be Substituted for the singular number, in any place or places herein where the context requires such substitution or substitutions.
Landlord and Tenant, as a matter of convenience, have been referred to in neuter form.


                                22
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


    31. NOTICES. Unless otherwise expressly provided in this Lease, all notices or other communications required or desired to be given hereunder by either party to the other shall be in writing and shall be duly give (a) when delivered, if delivered in person (with receipt therefor), (b) two (2) business days after deposit into the United States Postal System, if sent by certified or registered mail, first-class postage prepaid, return receipt requested, or (c) when delivered, if delivered by overnight mail or overnight courier. Notices to the respective parties shall be addressed as follows:

To Landlord:      TYCON TOWER I INVESTMENT LIMITED PARTNERSHIP
                  c/o AEW Capital Management, L.P.
                  225 Franklin Street
                  Boston, Massachusetts 02110
                  Attention: General counsel

                  Copy to:

                  Quadrangle Management Corp.
                  8000 Towers Crescent Drive
                  Vienna, Virginia 22182
                  Attention: Building Management Office


To Tenant:       Infocall Communications Corp.
                 8000 Towers Crescent Drive
                 Suite 640
                 Vienna, Virginia 22182

                 Attention: Thomas M. Richfield

Either party may, by like written notice, designate a new address to which such notices shall be directed.

    32. ESTOPPEL CERTIFICATES. Tenant shall, from time to time, within five (5) days after receiving a written request from Landlord, execute, acknowledge before a Notary Public, and deliver to Landlord (or, at Landlord's request, to any existing or prospective purchaser, transferee, assignee or holder of a Deed of Trust or Mortgage securing any or all of the Premises or the Property, any interest thereon or any of Landlord's rights under this Lease) a instrument in recordable form: (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications); (ii) stating the dates to which the Base Rent, Additional Rent and any other charges due hereunder have been paid by Tenant; (iii) stating whether or not, to Tenant's best knowledge, Landlord is in default in the performance of any covenant or condition contained in this Lease, and if so, detailing the nature of such default; (iv) stating the address to which notices to Tenant should be sent; (v) stating, that Tenant has accepted the Premises and that all work required has been completed by Landlord; and (vi) stating any other information as may be reasonably required by Landlord. Any Such statement delivered by Tenant pursuant hereto may be relied upon by any owner of the


                                23
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


prospective holder of a deed of trust or mortgage on the Property or on Landlord's, interest therein, or any prospective assigneed or any such deed of trust or mortgage. Tenant acknowledges that time is of the essence for the delivery of such statements and that the Tenant's failure to comply within the time period specified may result in substantial damages to Landlord and that Tenant shall be liable for all such damages suffered by Landlord.

    33. GOVERNING LAW. The parties agree that the laws of the Commonwealth of Virginia shall govern the validity, performance and enforcement of this Lease and that any action or proceeding arising hereunder shall be brought in the courts of Virginia.

    34. COMMISSIONS. Landlord and Tenant each represent and warrant that except as specifically set forth in this Lease, neither of them has employed any real estate broker, agent or finder, and there is no commission charge or other compensation due on account thereof Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty. Landlord recognizes Grubb & Ellis as the leasing agent(s) in connection with this Lease, and shall be solely responsible for any commissions due to said agent(s).

    35. WAIVER OF BREACH. No delay in exercising or failing to exercise any right or power hereunder by Landlord shall impair any such right or shall be construed as a waiver of any breach or default, or as acquiescence thereto. One or more waivers of any covenants, terms or conditions of this Lease by Landlord shall not be construed by the other party as a waiver of a continuing or subsequent breach of the same covenant, term or condition. Landlord's consent or approval to, or of, any act by Tenant of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to, or approval of, any subsequent similar act. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing signed by Landlord.

    36. SEVERABILITY OF CLAUSES. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than to those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of the Lease shall be valid and be enforced to the fullest extent permitted by law.

    37. CAPTIONS FOR CONVENIENCE. The titles of the sections and paragraphs throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.


                                24
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


    38. DUPLICATE COUNTERPARTS ORIGINALS. This Lease may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

    39. RECORDATION. This Lease may not be recorded without Landlord's prior written consent. If this Lease is recorded by either party hereto, such party shall bear the full expense of any transfer, documentary stamp or other tax, and any recording fee, assessed in connection with such recordation; provided, that if after the date of this Lease it becomes necessary under the applicable law of the Commonwealth of Virginia to record this Lease in order for the Lease to remain effective, Tenant shall bear the full expense of any and all such taxes and fees incurred in connection therewith.

    40. EFFECTIVENESS. The submission of an Unsigned copy of this document to Tenant for Tenant's consideration does not constitute an offer to lease the premises. This Lease shall become effective upon and only upon its execution and delivery by each party hereto.

    41. RIGHT TO RELOCATE. Landlord shall have the right from time to time during the Term, at Landlord's expense, to change the location and configuration of the Premises from their present location to another location within the Building subject to the following terms and conditions: (a) if Tenant has commenced beneficial use of the Premises, Landlord shall provide Tenant not less than thirty (30) days written notice in advance of the date Tenant must vacate the premises; (b) Landlord shall provide Tenant with substitute space having at least the same useable square footage as the Premises and (c) Landlord shall, at Landlord's cost and expense, (i) install within the substitute premises Leasehold Improvements of the same quality and quantity as those located in the Premises; and (ii) upon completion Of Such installation shall remove Tenant's equipment and furniture from the Premises and shall reinstall those items in the substitute premises. Upon the completion of such relocation, this Lease shall automatically cease to cover the space constituting the Premises, and shall automatically thereafter cover the substitute premises, all on the same terms and conditions as set forth in this Lease. Within ten
(10) days of the date Landlord delivers possession of the substitute premises, Landlord and Tenant shall execute an amendment to this Lease confirming the relocation to the substitute premises.

    42. NO PARTNERSHIP. Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

    43. TIME OF ESSENCE. Time is of the essence as to each provision of this Lease.

    44. FORCE MAJEURE. If Landlord is in any way delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, riot, civil commotion, labor dispute, inability to procure materials, or any other Cause beyond Landlord's reasonable control (a "Force Majeure Event"), then the time for performance of the affected obligation(s) by Landlord shall be excused for the period of the


                                25
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


Force Majeure Event and extended for a period equivalent to the period of such Force Majeure Event.

    45. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the parties and no prior agreements, negotiation, discussions or written matter shall have any force or effect. Tenant is not relying on any representations or agreements other than those contained in this Lease. This Lease shall not be modified, cancelled, extended or renewed except by written instrument executed and delivered by both parties.

    46. HAZARDOUS WASTES. Tenant shall not knowingly use, suffer, permit, generate, introduce or maintain in, on or about any portion of the Property, or transfer to or from the Property, any Hazardous Materials except in accordance with all federal, state or local laws, statutes, ordinances, regulations or orders pertaining to health, industrial hygiene, environmental conditions or hazardous substances, materials or wastes including those defined as Hazardous Materials. "Hazardous Materials" mean any hazardous or toxic substance, material, waste, chemical, or living organisms, Pollutants or contaminants, or combinations thereof which are defined, determined or identified as such in any federal, state or local laws, rules or regulations (whether now existing or hereafter enacted or promulgated) or any judicial or administrative interpretation of any thereof, including any judicial or administrative orders or judgments, including, without limitation, asbestos, polychlorinated biphenyls, petroleum products or by-products, and chlorinated solvents. Tenant shall indemnify, protect and save Landlord and its partners, directors, officers, employees, shareholders, lenders and each of their respective successors and assigns (collectively, the "Idemnitees") harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against the Indemnitees and arising from or Out of any Hazardous Materials on, in, under or affecting all or any portion of the Property that are introduced by Tenant, its employees or invitees including, without limitation,
(i) the costs of removal of any and all Hazardous Materials from all or any portion of the Property, (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Materials on, in, under or affecting the Property into the air, any body of water, any other public domain or any surrounding areas, and (iii) any costs incurred to comply, in connection with all or any portion of the Property with all applicable laws, orders, judgments and regulations with respect to Hazardous Materials. The preceding portions of this provision do not apply to Hazardous Materials that are located on the Property at or before the initial commencement of any work, construction, repairs or alterations therein by Tenant or to any Hazardous Materials introduced into the Property by anyone other than Tenant, its employees or invitees. The obligations of Tenant under this
Section 46 shall survive the expiration or earlier termination of this Lease.

    47. JOINT AND SEVERAL LIABILITY. if two or more individuals, corporation, partnerships or other business associations (or any combination of two or more thereof shall sign this Lease for Tenant, the liability of each such individual, corporation, partnership or other business association to pay the rent due under this Lease and to perform all other obligations


                                26
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


hereunder shall be deemed to be joint and several. All notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue or statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

    48. CORPORATE TENANTS' FICTITIOUS NAMES. If Tenant is a corporation, the persons executing this Lease on Tenant's behalf covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in the Commonwealth of Virginia; all of Tenant's franchisee and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.

         Tenant certifies that if it is operating under a fictitious name that said name has been duly recorded according to the laws of the Commonwealth of Virginia and attaches hereto a copy of said registration form.

    49. CONFLICTS. If there is any conflict between the provisions of this Lease and the provisions of any Addendum attached hereto, the provisions of thee Addendum shall supersede the provisions of said documents and this Lease and the provisions of said documents, as amended from time to time, shall Supersede the provisions of this Lease.

    50. CONDITION PRECEDENT. The rights and obligations of Landlord and Tenant hereunder are contingent upon the execution of a Lease Termination Agreement by and between Landlord and the Current tenant of the Premises on or before October 31, 1999. If this condition precedent is not satisfied by the date specified, this Lease shall be null and void, as if this Lease had never been signed.



 [The signatures of Landlord and Tenant appear on the following page.]



                                27
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


  WITNESSETH the following signatures and seals:

                                     LANDLORD:

                                     TYCON TOWER I INVESTMENT LIMITED
                                     PARTNERSHIP, a Virginia limited
                                     partnership

                                     By:  TYCON TOWER I INVESTMENT
                                          CORPORATION, a Virginia
                                          corporation, its sole general
                                          partner


Date: October 29, 1999               By:___/s/Thomas K. Albert_____(SEAL)
                                        Thomas K. Albert
                                        Vice President



                                     TENANT:

                                     INFOCALL COMMUNICATIONS CORP.


Date: October 26, 1999               By:_____/s/T.Richfield_________(SEAL)
                                        Name: T. Richfield
                                        Title: President



                                28
                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
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         Exhibit - 10.19


                            EXHIBIT A

                    FLOOR PLAN OF THE PREMISES






                     [DIAGRAM OF FLOOR PLAN]





                          TYCON TOWER I
-------------------------------------------------------------------
                            6TH FLOOR



                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
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         Exhibit - 10.19


                           EXHIBIT B

                                         Date:___________________

To:    _________________________
       _________________________
       _________________________
       _________________________

Re:    Lease dated:   ___________________
       Premises: ___________________
       Landlord: Tycon Tower I Investment Limited
       Partnership
       Tenant:   ___________________


Dear __________________:

     In accordance with the terms of the above referenced Lease, you are hereby notified, on behalf of Landlord, that Landlord shall tender possession of the Premises on ____________, 19___, when
Tenant's obligation to pay rent shall commence.  The Lease
Commencement Date shall be _____________, 19___.  The Lease
Expiration Date shall be ______________, 2000.

     We have enclosed two (2) copies of this letter together with a stamped, self-addressed envelope. Please sign both copies in the space below, and return both copies. The original letter should be retained for your records.

                                   QUADRANGLE PROPERTY MANAGEMENT, INC.


                                   By:______________________________

ACKNOWLEDGED AND AFFIRMED:

_________________________________
            (TENANT)

By:______________________________

Name:____________________________
Title:___________________________
Date:____________________________



                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


                            EXHIBIT C
              RULES AND REGULATIONS OF THE BUILDING

    (a) The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than in egress to and from the Premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. Tenant shall not permit people to visit the Premises in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

    (b) Tenant shall not attach awnings or other projections to the Outside walls of the Building without Landlord's prior written consent. No drapes, blinds, shades, or screens shall be I attached to or hung in, or used in connection with any window or door of the Premises, without Landlord's prior written consent. Such awning, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design, and color, and attached in a manner approved by the Landlord.

    (c) Tenant shall keep closed the doors leading to the corridors or main halls during business hours except as they may be used to ingress or egress. Tenant shall not place any additional locks upon any doors of the Premises, nor shall Tenant make any chances in existing locks or the mechanisms thereof, except that Tenant may, at its expense, install security locks on all entry doors and fire doors opening into the Premises, and also on the doors to any offices within the Premises, provided Tenant at the termination of its occupancy shall return to Landlord all keys of stores, offices, storage and toilet rooms, either furnished to, or otherwise procured by Tenant, and if any keys so furnished are lost, Tenant shall pay to Landlord the cost to replace. If Landlord requires, Tenant shall at its expense remove any additional locks which it installed or caused to be installed, reinstall the original hardware, and repair to Landlord's satisfaction any damage to doors or frames. Upon request Tenant shall give access to any such locked area(s).

    (d) Tenant shall not construct, maintain, use or operate within the Premises or elsewhere in the Building of which the Premises form a part or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system unless Tenant shall have first obtained Landlord's prior written consent, except that this restriction shall not apply to radios, television sets or dictating machines, or paging systems, if such items are audible solely within the Premises. There shall be no marking, painting, drilling into or in any way defacing any part of the Premises or the Building. No Tenant shall throw anything out of the doors or windows or down the corridors or stairs.

    (c) Landlord's employees are prohibited from receiving any packages or other articles delivered to the Building for Tenant, and should any such employee receive any such packages or articles, he or she in so doing shall be the agent of Tenant and not of Landlord.



                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19

    (f) Tenant shall not use or permit the use of the water and wash closets and other plumbing fixtures for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant, whose servants, employees, agents, visitors, or licensees shall have caused the same.

    (g) No vehicles or animals of any kind shall be brought into or kept in or about the demised premises or the Building, and no cooking, shall be done or permitted by Tenant on the Premises except in kitchens constructed as part of Tenant's Leasehold Improvements. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or emanate from the Premises.

    (h) Neither Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance.

    (i) Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

    (j) Any person employed by Tenant to do janitorial work within the Premises shall obtain Landlord's consent and such person shall, while in the Building and outside the Premises, comply with all instructions issued by the superintendent of the Building"

    (k) There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

    (l) Access plates to underfloor conduits must be left exposed. Where. carpet is installed, carpet must be cut around access plates.

    (m) Tenant shall adjust the thermostat, if adjustable, to the setting which uses the least amount of energy upon leaving the Premises daily.

    (n) Mats, trash, or other objects are not permitted in the public corridors.

    (o) Landlord and/or its parking, contractor shall have the right to establish reasonable rules and regulations for the use of all parking facilities at the Property.

    (p) Landlord shall have the right to determine when Tenant may move its property, i.e., furnishings, files, etc., into or out of the Premises. Tenant shall request permission from Landlord for any such move, and shall abide by Landlord's reasonable rules regarding any such move.



                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19

    (q) Tenant shall not purchase spring water, ice, coffee, soft drinks, towels or other like sci-vice, from any company of persons whose repeated violations of Building regulations have caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

    (r) Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or night watchman on duty. Landlord may at its option require all persons admitted to or leaving the Building between the hours of 6 p.m. and 8 a.m, Monday through Friday, and at all times on Saturday, Sundays and legal holidays, to register. Tenant shall be responsible for all persons for whom it authorizes entry into or exit out of the Building, and shall be liable to Landlord for all acts of such persons.

    (s) The Premises shall not be used for lodging or sleeping or for any illegal purpose.

    (t) Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, Landlord will arrange for the work to be done at the Tenant's expense.

    (u) No auction sales shall be conducted in the Building, without Landlord's consent.

    (v) Tenant shall not use any other method of heating than that provided by Landlord without Landlord's consent.

    (w) Tenant shall keep window coverings closed at the appropriate time of day to prevent direct solar penetration of the Premises.

    (x) Tenant shall purchase and use chair mats to protect the carpeting under all chairs on casters used in the Premises.

    (y) No freight, furniture or other bulky matter of any description shall be received into the Building or carried in the elevators, except at such times as approved by Landlord. All moving of furniture, material and equipment in the Building outside the Premises must be with Landlord's prior written consent and in accordance with Landlord's reasonable rules and instructions; however, Landlord shall not be responsible for any damage to, or charges for, moving, the same. Tenant shall remove promptly from the public area(s) within or adjacent to the Building, and, of Tenant's personal property there delivered or deposited. Landlord shall have the right to prescribe the weight, method of installation, and position of safes or other heavy fixtures or equipment. All damage done to the Building by delivering, maintaining or removing any fixture or article of Tenant's furniture or equipment, shall be repaired at Tenant's expense.

    (z) Tenant shall not install or operate in the Premises any electrically operated equipment, machinery or appliances, except typewriters, adding machines, copiers, fax machines, personal computers, telephone systems and such other office machinery and equipment as is normally used in modern offices, without obtaining


                                                                 TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19

Landlord's prior written consent which consent shall not be unreasonably withheld. Landlord may condition such consent upon the payment by Tenant of Additional Rent in compensation for any excess consumption of water and/or electricity as may result from the operation of said equipment or machinery. All electricity usage in excess of five (5) watts per square foot of net space contained in the Premises, as determined by a registered engineer selected by Landlord, shall be deemed excess usage for which Tenant shall be charged as Additional Rent. Tenant shall not install any equipment of any kind or nature which shall or may necessitate changes, replacements, or additions to, or cause an abnormal increase in its use of, the water, plumbing, heating, air conditioning or electrical systems which serve the Premises, without Landlord's prior written consent. Such consent shall not be withheld unreasonably, but may be conditioned upon Tenant paying the cost of such changes, replacements, additions, or increased use. Notwithstanding the foregoing, if any office equipment or mechanical equipment used by Tenant in the Premises shall cause noise, or vibration that may be transmitted to any part of the Building to such a degree as to be objectionable to Landlord or any other tenant, Tenant shall install, at its own expense, vibration eliminators or silencing devices sufficient to eliminate such noise and/or vibration. Tenant shall not install in the Premises any fixtures, equipment, machinery, furniture or furnishings which place a load upon the floor exceeding the designed floor load capacity.

    (aa) There shall be no smoking in any public or common areas of the Building, including but not limited to, the lobby of the Building, hallways, elevators, stairwells, and public restrooms in the Building.

     Landlord shall advise in writing of any additions to, deletions from, or changes in the foregoing rules and regulations. If Tenant violates any Building rule or regulation, Landlord shall notify Tenant in writing of the same, and shall allow Tenant a reasonable period of time within which to comply with such rule or regulation. Tenant's failure to comply within such period of time shall be sufficient cause for termination of this Lease at Landlord's sole option.



                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19


                             EXHIBIT D
                        PARKING AGREEMENT

  In connection with the Lease to which this Parking Agreement is attached, Tenant shall be entitled to use certain non-reserved parking spaces in the parking area(s) adjacent to and/or within the Building, upon the following terms and conditions.

    1. Landlord hereby grants a license to use, and Tenant is hereby obligated to accept five (5) non-reserved parking spaces in the parking area(s) adjacent to and/or within the Building
(hereinafter referred to as the "Parking Facilities").

    2. The license granted hereby shall continue in full force and effect for the entire Term of twelve (12) months, commencing on the Lease Commencement Date and expiring on the Lease Expiration Date, or upon the termination of the Lease, whichever shall first occur.

    3. This license shall be automatically renewed or extended upon the renewal or extension of the Term of the Lease between Landlord and Tenant.

    4. (a) During and for the entire Term of this license, commencing on the Lease Commencement Date, Tenant shall pay to Landlord, or such agent designated by Landlord, as rent to use said parking spaces, without previous notice or demand therefor, and without deduction, set- off or abatement, the total sum of Fifty-Five and No/100 Dollars ($55.00) per parking space per month, until increased as set forth in 4(b) hereof, which sum shall be payable in monthly installments, in advance, on the first day of each and every month.

         (b) If the Lease is renewed or extended, the monthly payments shall be increased on the anniversary of the Lease Commencement Date of each year during the Term of this Parking Agreement, beginning in 2000, five percent (5%) of the parking, fee for the immediately preceding, month.

         (c) If Tenant defaults under the terms of the Lease, and Landlord exercises its option to accelerate the payment of all rent due thereunder, then the entire rental payment due under the terras of this Parking Agreement shall also immediately become due and payable without further notice or demand.

    5. Landlord shall not be liable for damage to any vehicle using the Parking Facilities pursuant to this Agreement, including theft, collision, fire, or any other damage to such vehicle; Landlord shall not be responsible for articles left in such vehicles; Landlord shall not be liable for loss of use of any such vehicles that are damaged while using the Parking Facilities. In addition, Landlord shall not be liable for any injury to any person using, the Parking Facilities regardless of the cause of such injury; all persons using the Parking Facilities shall do so at their own risk. Tenant shall indemnify and hold Landlord and its agents harmless from all loss, damage, liability, cost or expense


                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19
incurred, suffered, or claimed by any person or entity by reason of injury, loss or damage to any person, property, or business resulting from Tenant's negligence or negligent or unlawful use of the Parking Facilities or anything therein.

    6. Tenant shall abide by any reasonable rules and regulations for the use of the Parking Facilities which may be adopted by Landlord for the general safety, care, cleanliness and order of the Parking Facilities, the Building and Land and the users thereof such rules and regulations shall be posted in the Parking, Facilities and may be changed from time to time as Landlord deems necessary.

    7. Tenant may not assign this license to use parking spaces without the prior written consent of Landlord, except in conjunction with a permitted Transfer of the Premises.

    8. If Tenant defaults under the terms of this Agreement, it shall be a default under the terms of the Lease, and Landlord shall have all rights and remedies set forth in the Lease, together with any further rights under the law.







                                                                  TYCON FORM
                                              (Infocall Communications Corp.)
                                              -------------------------------
         Exhibit - 10.19